UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.     )

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☒	Soliciting Material Pursuant to §240.14a-12.

ANGIOTECH PHARMACEUTICALS, INC.

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Angiotech®

Redefining Success™

ANGIOTECH PHARMACEUTICALS INC.

Angiotech Pharmaceutical Interventions
July 7, 2008
Filed by Angiotech Pharmaceuticals, Inc.
Pursuant to Rule 14a-12
Under the Securities Exchange Act of 1934
Subject Company: Angiotech Pharmaceuticals, Inc.
Commission File No.: 000-30334

Forward-Looking Statements
Statement contained in this presentation that are not based on historical fact, including without limitation statements containing the words “believes”, “may”, “plans”, “will”, “estimate”, “continue”, “anticipates”, “intends”, “expects” and similar expressions, constitute “forward-looking statements” within the meaning of the U.S. Private Securities Litigation Reform Act of
1995 and forward-looking information within the meaning of applicable Canadian securities laws. All such statements are made pursuant to the “safe harbor” provisions of applicable securities legislation. Forward-looking statements may involve, but are not limited to, comments with respect to our objectives and priorities for the second half of 2008 and beyond, our strategies or future actions, our targets, expectations for our financial condition and the results of, or outlook for, our operations, research, development, product and drug development and our plans and anticipated effects of the transaction described in this presentation. Such forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results, events or developments to be materially different from any future results, events or developments expressed or implied by such forward-looking statements.
Many such risks, uncertainties and other factors are taken into account as part of our assumptions underlying these forward-
looking statements and include, among others, the following: the inability to consummate the transaction described in this presentation or that the transaction will not provide the anticipated benefits described in this presentation; general economic and business conditions, both nationally and in the regions in which we operate; market demand; technological changes that could impact our existing products or our ability to develop and commercialize future products; competition; existing governmental regulations and changes in, or the failure to comply with, governmental regulations; adverse results or unexpected delays in pre-clinical and clinical product development processes; adverse findings related to the safety and/or efficacy of our products or products sold by our partners; decisions, and the timing of decisions, made by health regulatory agencies regarding approval of our technology and products; the requirement for substantial funding to conduct research and development and to expand manufacturing and commercialization activities or consummate acquisitions; and any other factors that may affect performance. In addition, our business is subject to certain operating risks that may cause the actual results expressed or implied by the forward-looking statements in this presentation to differ materially from our actual results.
These operating risks include: our ability to attract and retain qualified personnel; our ability to successfully complete pre-clinical and clinical development of our products; changes in business strategy or development plans; our failure to obtain patent protection for discoveries; loss of patent protection resulting from third-party challenges to our patents; commercialization limitations imposed by patents owned or controlled by third parties; our ability to obtain rights to technology from licensors; liability for patent claims and other claims asserted against us; our ability to obtain and enforce timely patent and other intellectual property protection for our technology and products; the ability to enter into, and to maintain, corporate alliances relating to the development and commercialization of our technology and products; market acceptance of our technology and products; our ability to successfully manufacture, market and sell our products; the continued availability of capital to finance our activities; and any other factors referenced in our other filings with the SEC. For a more thorough discussion of the risks associated with our business, see the “Risk Factors” section in our annual report for the year ended December 31, 2007 filed with the SEC on Form 40-F and our quarterly report for the three months ended March 31,
2008 filed with the SEC on Form 10-Q.
Given these uncertainties, assumptions and risk factors, readers are cautioned not to place undue reliance on such forward-
looking statements. Except as required by law, we disclaim any obligation to update any such factors or to publicly announce the result of any revisions to any of the forward-looking statements contained in this presentation to reflect future results, events or developments.

Proxy Statement Legend Language
Additional Information and Where to Find It
– This communication may be deemed to be solicitation material in respect of the proposed investment of Ares Corporate Opportunities Fund III, L.P., New Leaf Ventures I, L.P. and
New Leaf Ventures II, L.P. in Angiotech’s subsidiary, Angiotech Pharmaceutical
Interventions, Inc. In connection with the proposed investment, Angiotech intends to file relevant materials with the SEC, including a proxy statement on Schedule 14A.
SHAREHOLDERS OF ANGIOTECH ARE URGED TO READ ALL RELEVANT DOCUMENTS FILED
WITH THE SEC, INCLUDING ANGIOTECH’S PROXY STATEMENT, BECAUSE THEY WILL
CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. Investors
and security holders will be able to obtain the documents free of charge at the SEC's web site, http://www.sec.gov, and Angiotech shareholders will receive information at an appropriate time on how to obtain transaction-related documents for free from Angiotech.
Such documents are not currently available.
Participants in Solicitation
– Angiotech and its directors, executive officers and other members of management and employees may be deemed to be participants in the solicitation of proxies from the holders of Angiotech common shares in respect of the proposed transaction. Information about the directors and executive officers of Angiotech is set forth in Angiotech’s Annual Report on
Form 40-F for the most recently ended fiscal year, which was filed with the SEC on March
31, 2008. Investors may obtain additional information regarding the interest of such participants by reading the proxy statement regarding the acquisition when it becomes available.

Angiotech
Redefining Success

API
Angiotech Pharmaceutical Interventions

GIOTECH PHARMACEUTICALS

Introduction
Establish API, Sale of Minority Stake / Convertible Notes
Transaction Headlines
– Separate operating and royalty business segments
– Significant magnitude of proceeds ($200M - $300M)
– Investors: Ares Management, New Leaf Venture Partners
– Proceeds to reduce Angiotech debt
Transaction Highlights
– Raises substantial proceeds, targeted to reduce cash pay debt
• Reduce cash interest expense burden, improve coverage ratios
• Convertible notes are “equity-like” with no cash-pay interest or obligations
– Retains majority stake for ANPI shareholders (68% to 52%)
– Mitigate risks of uncertainty in the DES market
– Unlock and capture value embedded in non-TAXUS assets
• $625 million equity value implied for API
• Capture significant “equity dollars” with more limited dilution vs. other alternatives
– Flexible transaction size to optimize use of capital
– Align capital structure with business strategy
• Equity oriented capital structure for API businesses
A Meaningful and Valuable Strategic Transaction Plan for All ANPI Constituents

Angiotech
Redefining Success

ARES

NEW LEAF VENTURE PARTNERS

Introduction
Ares Management and New Leaf Venture Partners
Ares Management
– Manages $25 billion of committed capital in private equity, capital markets and private debt
– Proven track record of deploying flexible capital in both
majority and shared-control situations
– Targets under-capitalized middle-market companies
– Based in Los Angeles, California, Ares has more than 240
employees and offices in Los Angeles, New York and London
New Leaf Venture Partners
– $1.3 billion of committed capital under management
– New Leaf Ventures II, LP, New Leaf Ventures I, LP: $450
million and $310 million in committed capital, respectively
– Experienced venture capital group focused on health care
technologies
– Focused on biopharmaceuticals, medical devices, and
diagnostics
– 47 investments (10 public companies, 37 private companies)
over the past 10 years totaling over $1 billion
Capital and Strategic Partners for Today and Our Future

Introduction
Evaluation of Strategic and Financial Alternatives
Situation Review
– Royalty revenue pressures – TAXUS / BSC
– Limited ability to reduce debt as planned after acquisition of AMI
– Operating cash flow negative during last several quarters
– Magnitude, timing for new product growth
– Question: compatibility, capitalization of operating assets vs. royalty assets
Our Process
– Explore and compare financial and strategic alternatives with Board of Directors
– Informal process commenced in late 2007 / early 2008
– Board meeting to review and evaluate various alternatives: March 2008
• Financial advisors: Goldman Sachs
• Legal advisors: Sullivan & Cromwell, Borden Ladner Gervais
• Financings, IPO spin offs / split offs, asset sale(s), sale of company, debt restructuring, status quo plan
• Elected to explore private sale of equity stake in operating businesses
– Commence “auction process” in March 2008
• Over 25 private equity groups contacted; 13 in-person meetings; eight initial round proposals received
• “Control” and “non-control” transactions proposals received
– Special Committee of the Board of Directors formed May 2008
• Advisors: Merrill Lynch (financial), Lawson Lundell (legal)
– Late June: board meetings to evaluate proposals, Special Committee report
– Final Board meeting to approve transaction: July 7

Angiotech
Redefining Success

Quill SRS
REDEFINING WOUND CLOSURE

Athersys Inc.
genzyme
CombinatoRx

TAXUS

COOK
Broncus Technologies Inc.

Our Business
Components of Value
Pipeline, Research
Portfolio, IP Portfolio
5-FU Platform
5+ earlier stage
programs
Significant number of
issued, pending
patents
~$45M R & D spend +
significant G & A
focused here
New Proprietary
Products
5-FU CVC
HemoStream™
Option™
Majority of added
sales and marketing
expansion and
expenditures
focused here
TAXUS
®
DES and
Other Potential
Royalties
~$110M in 2007
~15% “Cost of
Revenue” (NIH
royalty paid)
Next generation
products: Liberté,
Element, Petal
Acquired per AMI
Focused
manufacturing
assets / vertical
“touch points”
Positive contribution
margins
Medical Products
Two cash generators:
– Base medical products + TAXUS
®
Two investments for 2008 and the future:
– New medical products (e.g. Quill, 5-FU CVC) and “Drugs for Surgeons” pharmaceutical-like R & D

8

Angiotech
Redefining Success

Strategic, Financial Alternatives
Accessing Capital Through Components of Value

Medical Products
- Acquired per AMI
- Focused manufacturing assets / vertical "touch points"
- Positive contribu margins

New Proprietary Products
Quill SRS

focused here

Pipeline, Research Portfolio, IP Portfolio
- 5-FU Platform
- 5+ earlier stage ograms
- ndreds of issued, nding patents
- 45M R & D spend + nificant G & A used here

Athersys genzyme CombinatoRx

COOK® Broncus Technologies Inc.

API
Angiotech Pharmaceutical Interventions

$200MM - $300MM+ proceeds
32% to 48% stake sold
$625 million equity value

Transaction Highlights
Benefits for All Key Capital Structure Constituents
Shareholders
– Sell substantive API “equity” stake to capture significant capital proceeds
• Greater magnitude, less dilution than would have been available with more conventional alternatives
– Mitigate “TAXUS risk”
• Lower market shares / size thresholds for distress
• Retain potential royalty revenue upside r.e. Cook, Broncus
– Retain significant interest in API
• Promoted brands, Quill SRS, 5-FU CVC, new pipeline opportunities
Bondholders
– Allows for debt / risk reduction of enough magnitude to matter
– Significant premiums to trading levels offered in tenders
– Complete transaction ahead of “event risk” of new competitive DES products in the U.S.
Employees / corporate
– Minimal disruption – all key positions, activities virtually unchanged
– Retain operating assets together “under one roof”
• Continuing strong commitment to innovation, R & D, proprietary commercial activities
• Fully supported by Ares and New Leaf
A Meaningful and Valuable Strategic Transaction Plan for All ANPI Constituents

Angiotech
Redefining Success

ARES

NEW LEAF VENTURE PARTNERS

Significant Strategic Transaction
Transaction Details
Aligning Capital Structure and Business Strategies
API
ANPI
Potential future IPO
Equity oriented capital
structure
$200M - $300M investment
32% to 48% stake
Convertible note structure
Senior and subordinated
7.75% Interest, PIK
Convertible upon “Qualified
Transaction”
$165M - $265M debt reduction
52% to 68% Stake
Additional financial, strategic alternatives
– Royalty business
– IPO / monetization of remaining API stake

$US in Millions
2007A PF
32% - 48% -- Initial Implied API Stake
$16 - $24
1.8x – 2.7x
$33 - $24
$5
$51
$288
$171
$117
--
Interest Expense – Non
Cash
1.1x
Adj EBITDA / Cash
Interest Exp (Net)
$50
$5
$51
$288
$171
$117
Product Revenue
Royalty Revenue
Total Revenue
Adjusted EBITDA
Interest Income
Interest Expense – Cash
2007A
Analysis shown across $200M - $300M transaction size range and at proposed bond tender prices
U.S. GAAP results as reported per release of 2007 financial results on February 14, 2008
Royalty segment: fund source for future remaining interest payments
– Pro forma coverage ratio allows for much more room relative to potential future volatility with TAXUS
– Upside r.e. potential future royalties from Cook, Broncus
API segment: evolving to equity-like balance sheet
Preliminary Pro Forma Financial Impact Illustration
Angiotech Consolidated and Reporting Segments
$2 $3 Interest Income
$16 - $24 -- Interest Exp – Non Cash
($103) $83 Operating Income
$8 -- In Process R & D
$31 $3 D & A
$0 $19 Royalty Expense
--
--
($38)
$94
$53
$95
$177
3.0x – 4.2x
$33 - $24
$89
$6
$1
$0
$111
Adj EBITDA / Cash
Interest Exp (Net)
Cost of Sales
R & D
SG & A
Adjusted EBITDA
Interest Expense – Cash
Total Revenue
$US in Millions
Royalty
Segment
API
Segment

Additional Transaction Details
Selected Key Items
Tender offer details
– $165M initially available
• $86M minimum for Senior FRNs
Angiotech remaining debt
– API Guarantee
Conversion of convertible notes
– Any time after September 2009
– Upon a “Qualified Transaction”: IPO of API at certain value thresholds, or sale of API
Board and management
– ANPI Board to remain substantially unchanged
– 7 person API Board: 3 ANPI representatives + 1 new independent appointed by ANPI
– Substantially all current ANPI employees become API employees
– Approval rights, other key terms
Future possible transactions
– Potential IPO of API
– Other potential dispositions, securitizations of ANPI assets
Closing conditions
– Transaction and plan subject to approval of ANPI shareholders
– Preliminary proxy to be filed

Conclusions
Delivering Value, Risk Reduction, Strategy
A Meaningful and Valuable Strategic Transaction Plan for All ANPI Constituents
Raises substantial proceeds, reduce cash pay debt, improve coverage ratios
Retains majority stake for ANPI shareholders (68% to 52%)
Mitigate risks of uncertainty in the DES market
Unlock and capture value embedded in non-TAXUS assets
Flexible transaction size to optimize use of capital
Align capital structure with business strategy